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                                                                       EXHIBIT 1

                            JOINT FILING AGREEMENT
                            ----------------------


          This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership by the undersigned of Common Stock of Pamida Holdings Corporation is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 14, 1999


                                    399 Venture Partners, Inc.


                                    By:  /s/  Helene Shavin
                                       ----------------------------------------
                                              Name:  Helene Shavin
                                              Title: Vice President


                                    CITIBANK, N.A.


                                    By:  /s/  Glenn S. Gray
                                       ----------------------------------------
                                              Name:  Glenn S. Gray
                                              Title: Vice President & Assistant
                                                     Secretary


                                    CITICORP


                                    By:  /s/  Glenn S. Gray
                                       ----------------------------------------
                                              Name:  Glenn S. Gray
                                              Title: Assistant Secretary



                                    CITIGROUP INC.


                                    By:  /s/  Glenn S. Gray
                                       ----------------------------------------
                                              Name:  Glenn S. Gray
                                              Title: Assistant Secretary

                                (Page 17 of 17)